EXHIBIT 4.1



COMMON STOCK                          COMMON STOCK
PAR VALUE $.01                                    PAR VALUE $.01
        SHARES
SEE REVERSE FOR CERTAIN
DEFINITIONS AND LIMITATIONS  CUSIP 462211103

IONIC FUEL TECHNOLOGY, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF
IONIC FUEL TECHNOLOGY, INC. (hereinafter called the Corporation) transferable on the books of the Corporation or by the holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar


AUTHORIZED SIGNATURE
SECRETARY
PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be constured as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - Custodian
                    (Cust)       (Minor)
                    Under Uniform Gifts to Minor Act
                                  (State)
Addtional abbreviations may also be used though not in the above list.



For Value received          hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
SIGNATURE

Signature(s) Guaranteed


By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-1 5.

NOTICE:     The signature of this assignment must correspond with name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.


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